SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2002

TECO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-8180 (Commission file Number)	59-2052286 (IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida (Address of principal executive offices)	33602 (Zip code)

Registrant’s telephone number, including area code: (813) 228-4111

Item 7.     Financial Statements and Exhibits

(c)             Exhibits

4.1
Credit Agreement dated Nov. 13, 2002, among Tampa Electric Company, as borrower, Citibank, N.A., as Administrative Agent, Salomon Smith Barney, Inc., as Lead Arranger, Morgan Stanley Senior Funding, Inc., and The Bank of New York, as Co-Syndication Agents, and Bank of America, N.A., as Documentation Agent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ TECO Energy, Inc.
(Registrant)

Dated: November 14, 2002	By:	/s/ G. L. GILLETTE
G. L. GILLETTE Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
4.1
Credit Agreement dated Nov. 13, 2002, among Tampa Electric Company, as borrower, Citibank, N.A., as Administrative Agent, Salomon Smith Barney, Inc., as Lead Arranger, Morgan Stanley Senior Funding, Inc., and The Bank of New York, as Co-Syndication Agents, and Bank of America, N.A., as Documentation Agent.

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